UNAUDITED PRO FORMA FINANCIAL INFORMATION OF UNILAB


The Unaudited Pro Forma Statements of Operations of Unilab Corporation ("Unilab" or the "Company") for the nine months ended September 30, 1998 and the year ended December 31, 1997 and the Unaudited Pro Forma Balance Sheet of Unilab at September 30, 1998 which are set forth below, give effect to the acquisition of Meris Laboratories, Inc. ("Meris") based upon the assumptions set forth below and in the notes to such statements. The unaudited pro forma financial information assumes that the acquisition of Meris was completed January 1, 1998 and January 1, 1997 for the Unaudited Pro Forma Statements of Operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 respectively, and September 30, 1998 for the Unaudited Pro forma Balance Sheet at September 30, 1998. The unaudited pro forma financial information presented is based upon the respective historical financial statements of Unilab and Meris and should be read in conjunction with such financial statements and related notes thereto. Unilab believes that the accompanying unaudited pro forma financial information contains all adjustments necessary to fairly present the results of operations of Unilab for the nine months ended September 30, 1998 and the year ended December 31, 1997 and the financial position of Unilab as of September 30, 1998 as if , in the case of (i) the Unaudited Pro Forma Balance Sheet, the acquisition of Meris had occurred as of September 30, 1998 and (ii) the Unaudited Pro Forma Statements of Operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 as if the acquisition of Meris was completed January 1, 1998 and January 1, 1997 respectively. The pro forma financial information presented does not purport to be indicative of the financial position or operating results which would have been achieved had the acquisition of Meris taken place at the dates indicated and should not be construed as representative of Unilab's financial position or results of operations for any future period or date.


                                     Unilab
                        Unaudited Pro Forma Balance Sheet
                               September 30, 1998
                                 (in thousands)

                                                           Acquisition              Pro Forma                  Pro Forma
ASSETS                                       Unilab         of Meris               Adjustments                  Unilab
                                         --------------- ---------------- --- ----------------------- ---- ------------------
Current Assets:
Cash and cash equivalents                      $ 19,901                                                         $19,901
Accounts receivable, net                         40,395            3,252  (a)                                    43,647
Inventory or supplies                             2,776              473  (a)               (298)(c)              2,951
Prepaid expenses and other current
     assets                                       1,581               25  (a)                                     1,606
---------------------------------------- --------------- ---------------- --- ----------------------- ---- ------------------
Total current assets                             64,653            3,750                    (298)                68,105
Property and equipment, net                      11,510            2,803  (a)             (2,630)(c)             11,683
Goodwill, net                                    42,750            9,990                  4,352                  57,092      (d)
Other intangible assets, net                      2,284              283  (a)                                     2,567
Other assets                                      6,446                                                           6,446
----------------------------------------
                                         =============== ================ === ======================= ==== ==================
                                               $127,643          $16,826                 $1,424                $145,893
                                         =============== ================ === ======================= ==== ==================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
Current portion of long-term debt             $   1,344                                                           $1,344
Accounts payable and accrued
     liabilities                                 15,560              420  (b)            1,424  (c)               17,404
Accrued payroll and benefits                      7,791              306  (a)                                      8,097
---------------------------------------- --------------- ---------------- --- ---------------------- ----- -------------------
Total current liabilities                        24,695              726                 1,424                    26,845

Long-term debt, net of current portion          123,450           14,000  (b)                                    137,450
Other liabilities                                 2,043            2,100  (b)                                      4,143
---------------------------------------- --------------- ---------------- --- ---------------------- ----- -------------------
                                                150,188           16,826                 1,424                   168,438

Shareholder's Equity (Deficit)
Convertible preferred stock                           4                                                                4
Common stock                                        407                                                              407
Additional paid-in capital                      228,308                                                          228,308
Accumulated deficit                             (251,264)                                                        (251,264)
---------------------------------------- --------------- ---------------- --- ---------------------- ----- -------------------
Total shareholder's equity (deficit)           (  22,545)                                                       (  22,545)
----------------------------------------
                                         =============== ================ === ====================== ===== ===================
                                               $127,643         $ 16,826              $  1,424                 $ 145,893
                                         =============== ================ === ====================== ===== ===================

                 See Notes to Unaudited Pro Forma Balance Sheet

                                     Unilab
                   Notes to Unaudited Pro Forma Balance Sheet

(a) On September 16, 1998, Unilab and Meris signed an asset purchase agreement whereby Unilab acquired substantially all of the assets of Meris. The agreement was approved on October 28, 1998 by the United States Bankruptcy Court in Los Angeles, California, and Unilab took possession of the acquired net assets on November 5, 1998. This adjustment reflects the net assets acquired by Unilab, consisting principally of accounts receivable, inventory of supplies, security deposits primarily on leased facilities, fixed assets, covenants not-to-compete and vacation pay liability, at the value recorded in Meris' accounting records at September 30, 1998.

(b) Adjustment to reflect the purchase price for the acquired net assets of Meris noted in (a) above, consisting of a convertible subordinated promissory note in the principal amount of $14.0 million, bearing interest on the outstanding balance at a rate of 7.5% per annum, and $2.52 million in cash payable in seventy-two equal monthly installments.

(c) Adjustment to reflect the disposition of fixed assets, the writedown of unusable supplies inventory, and an accrual of approximately $1.4 million in costs (primarily severance, disposition of operating leases, and payment of attorney fees and other closing costs) expected to be incurred in connection with the integration of the acquired Meris operations with those of Unilab and the closing of the asset purchase agreement.

(d) The acquisition of the net assets of Meris is expected to result in approximately $14.3 million of additional goodwill.


                                     Unilab
                   Unaudited Pro Forma Statement of Operations
                      Nine Months Ended September 30, 1998
                    (in thousands, except per share amounts)
                                                                    Acquisition of      Pro Forma                Pro Forma
                                                       Unilab           Meris          Adjustments                Unilab
                                                   --------------- ----------------- ----------------- ------ ----------------
Revenue                                                  $162,046          $ 19,727                              $181,773
-------------------------------------------------- --------------- ----------------- ----------------- ------ ----------------
Direct Laboratory and Field Expenses:
     Salaries, wages and benefits                          49,645             6,763         (2,409)(a)             53,999
     Supplies                                              22,585             3,267           (601)(a)             25,251
     Other operating expenses                              39,404             9,597         (3,513)(a)             45,488
-------------------------------------------------- --------------- ----------------- ----------------- ------ ----------------
                                                          111,634            19,627         (6,523)               124,738
Amortization and depreciation                               5,774                 -           580  (a)              6,354
Selling, general and administrative expenses               24,990             8,351         (4,758)(a)             28,583
-------------------------------------------------- --------------- ----------------- ----------------- ------ ----------------
Total operating expenses                                  142,398            27,978                               159,675
-------------------------------------------------- --------------- ----------------- ----------------- ------ ----------------

Operating income (loss)                                    19,648             (8,251)                              22,098
Other expenses:
Interest, net                                              10,068               354           434  (b)             10,856
-------------------------------------------------- --------------- ----------------- ----------------- ------ ----------------
Income (loss) before income taxes                           9,580             (8,605)                              11,242
Tax provision                                                   -                 -                                     -
-------------------------------------------------- --------------- ----------------- ----------------- ------ ----------------
Net income (loss)                                        $  9,580          $  (8,605)                            $ 11,242

Preferred stock dividends                                      99                 -                                    99
================================================== =============== ================= ================= ====== ================
Net income (loss) available to common
     stockholders                                        $  9,481          $  (8,605)                             $11,143
================================================== =============== ================= ================= ====== ================

Earnings per share:
Basic                                                       $0.22                                                   $0.27
Diluted                                                     $0.22                                                   $0.26

            See Notes to Unaudited Pro Forma Statement of Operations


                                     Unilab
                   Unaudited Pro Forma Statement of Operations
                          Year Ended December 31, 1997
                    (in thousands, except per share amounts)


                                                                   Acquisition         Pro Forma               Pro Forma
                                                     Unilab         of Meris          Adjustments               Unilab
                                                  ------------- ------------------ ------------------ ----- ----------------
Revenue                                               $214,001          $ 29,903                              $243,904
------------------------------------------------- ------------- ------------------ ------------------ ----- ----------------
Direct Laboratory and Field Expenses:
     Salaries, wages and benefits                       69,094            12,507        (4,929)  (a)            76,672
     Supplies                                           29,858             4,946        (1,024)  (a)            33,780
     Other operating expenses                           56,990            13,728        (6,682)  (a)            64,036
------------------------------------------------- ------------- ------------------ ------------------ ----- ----------------
------------------------------------------------- ------------- ------------------ ------------------ ----- ----------------
                                                       155,942            31,181       (12,635)                174,488
Amortization and depreciation                            8,885             2,240        (1,467)  (a)             9,658
Selling, general and administrative expenses            34,570            15,785       (11,574)  (a)            38,781
------------------------------------------------- ------------- ------------------ ------------------ ----- ----------------
Total operating expenses                               199,397            49,206                               222,927
------------------------------------------------- ------------- ------------------ ------------------ ----- ----------------

Operating income (loss)                                 14,604            (19,303)                              20,977
Other expenses:
Interest, net                                           14,068             4,446        (3,396)  (b)            15,118
------------------------------------------------- ------------- ------------------ ------------------ ----- ----------------
Income (loss) before income taxes                          536            (23,749)                               5,859
Tax provision                                                -                 -                                     -
------------------------------------------------- ------------- ------------------ ------------------ ----- ----------------
Net income (loss)                                     $    536           $(23,749)                            $  5,859

Preferred stock dividends                                  138                 -                                   138
================================================= ============= ================== ================== ===== ================
Net income (loss) available to common
     stockholders                                      $   398           $(23,749)                            $  5,721
================================================= ============= ================== ================== ===== ================

Earnings per share:
Basic                                                    $0.01                                                    $0.14
Diluted                                                  $0.01                                                    $0.14

            See Notes to Unaudited Pro Forma Statement of Operations

                                     Unilab
              Notes to Unaudited Pro Forma Statement of Operations


(a) Adjustment to reflect the expected efficiencies or synergy savings expected to be obtained in connection with the integration of the acquired Meris operations with those of Unilab, primarily related to the disposition of fixed assets and operating leases and the reduction in employee headcount and closure of facilities due to the overlap of operations between Unilab and Meris. The integration of operations is expected to be completed within two months after the acquisition date (such acquisition date is assumed to be January 1, 1997, for the pro forma statements of operations for the year ended December 31, 1997, and January 1, 1998, for the pro forma statement of operations for the nine months ended September 30,
     1998), after which time most of the efficiencies/synergy savings are expected to be achieved (certain sales and billing costs, which are estimated to approximate $0.5 million, are expected to remain for approximately four additional months to assist in the collection of Meris accounts receivable and transition of client accounts.) During the anticipated two month integration period, the Company expects to incur approximately a $1.2 million operating loss on the acquired operations, and such operating loss has been included in this pro forma adjustment.

(b) Adjustment to reflect the change in interest expense associated with the additional interest expense from the issuance of the $14.0 million convertible subordinated note, bearing interest on the outstanding balance at a rate of 7.5% per annum, in connection with the acquisition of Meris and the elimination of the Meris historical interest expense.